UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2015

American CareSource Holdings, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-33094	20-0428568
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1170 Peachtree Street, Suite 2350 Atlanta, Georgia 30309
(Address of Principal Executive Offices)

(404) 465-1000
(Registrant’s Telephone Number, Including Area Code) (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 4, 2015, American CareSource Holdings, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Aegis Capital Corp. (the “Underwriter”), providing for the offer and sale (the “Offering”) in a registered firm commitment underwritten public offering of (i) 9,642,857 Class A Units, with each Class A Unit consisting of one share of the Company’s common stock, par value $0.01 per share (“Common Stock”), and one immediately exercisable five-year warrant to purchase one share of Common Stock with a warrant exercise price of $0.875 (collectively, the “Class A Units”), and (ii) 750 Class B Units, with each Class B Unit consisting of one share of the Company’s Series A Convertible Preferred Stock with a stated value of $1,000 and convertible into 1,429 shares of the Company’s Common Stock and 1,429 five-year warrants to purchase one share of Common Stock, with a warrant exercise price of $0.875 (collectively, the “Class B Units” and, together with the Class A Units, the “Securities”). The Securities were offered pursuant to the Company’s Registration Statement on Form S-1 (File No. 333-201947), as amended, declared effective by the Securities and Exchange Commission (the “Commission”) on December 3, 2015, as supplemented by the final prospectus dated December 3, 2015. The Company also granted the Underwriter a 45-day option to purchase additional Securities to cover over-allotments, if any. The Offering closed pursuant to the terms of the Underwriting Agreement on December 9, 2015.

The Underwriting Agreement contains customary representations, warranties, covenants and indemnification and contribution obligations of the Company and the Underwriter, including for liabilities under the Securities Act of 1933, as amended.

Pursuant to the Underwriting Agreement, the Company agreed, subject to certain exceptions, for a period of 90 days following the date of the Underwriting Agreement, not to (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of capital stock of the Company or securities convertible into or exercisable or exchangeable for shares of capital stock of the Company, (ii) file or cause to be filed any registration statement with the Commission relating to the offering of any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company other than a registration statement on Form S-4 or S-8, or (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of capital stock of the Company without the prior written consent of the Underwriter.

The foregoing description of the Underwriting Agreement does not purport to be complete, and is subject to, and is qualified in its entirety by, reference to the Underwriting Agreement, which is included as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03	Material Modification to the Rights of Security Holders.

On December 8, 2015, the Company filed with the Secretary of State of the State of Delaware a Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock of the Company (the “Certificate of Designation”), designating a class of the Company’s preferred stock as Series A Convertible Preferred Stock that consists of up to 862.5 shares, par value $0.01 and a stated value equal to $1,000 (the “Series A Preferred Stock”). The Certificate of Designation became effective on December 9, 2015.

Under the Certificate of Designation, in the event of a liquidation, dissolution or winding up of the Company, holders of Series A Preferred Stock shall be entitled to receive out of the assets, whether capital or surplus, of the Company the same amount that a holder of Common Stock would receive if the Series A Preferred Stock were fully converted (disregarding for such purposes any conversion limitations hereunder) to Common Stock, which amounts shall be paid pari passu with all holders of Common Stock. Holders of Series A Preferred Stock are entitled to convert each share of Series A Preferred Stock into 1,429 shares of the Company’s Common Stock; provided, that holders of Series A Preferred Stock will be prohibited from converting Series A Preferred Stock into shares of Common Stock if, as a result of such conversion, the holder, together with its affiliates, would own more than 4.99% of the total number of shares of Common Stock then issued and outstanding. However, any Series A Preferred Stock holder may increase or decrease such percentage to any other percentage not in excess of 9.99%, provided that any increase in such percentage shall not be effective until 61 days after such notice to the Company. Holders of Series A Preferred Stock will generally have no voting rights, except that the Company is required to obtain the affirmative vote of the holders of a majority of the then outstanding shares of Series A Preferred Stock to conduct any of the following corporate actions:

•	alter or change adversely the powers, preferences or rights given to the Series A Preferred Stock;

•	alter or amend the Certificate of Designation;

•	amend the Company’s Certificate of Incorporation or other charter documents in any manner that adversely affects any rights of the holders of the Series A Preferred Stock;

•	increase the number of authorized shares of Series A Preferred Stock; or

•	enter into any agreement with respect to the foregoing.

The foregoing description of the Certificate of Designation and the rights of the holders of Series A Preferred Stock thereunder does not purport to be complete, and is subject to, and is qualified in its entirety by, reference to the Certificate of Designation, which is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K with respect to the Certificate of Designation is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 4, 2015, by and between American CareSource Holdings, Inc. and Aegis Capital Corp.
3.1	Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock, filed with the Secretary of State of the State of Delaware on December 8, 2015
4.1	Specimen Series A Convertible Preferred Stock Certificate

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2015

AMERICAN CARESOURCE HOLDINGS, INC.
(Registrant)

By:	/s/ Adam S. Winger
Adam S. Winger
General Counsel, Secretary, Vice President of
Acquisitions and Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated December 4, 2015, by and between American CareSource Holdings, Inc. and Aegis Capital Corp.
3.1	Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock, filed with the Secretary of State of the State of Delaware on December 8, 2015
4.1	Specimen Series A Convertible Preferred Stock Certificate

4